UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Communications & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Communications & Technology Fund	December 31, 2019
PRMTX	Investor Class
TTMIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND

HIGHLIGHTS

■	Stocks rebounded from a difficult 2018, bolstered by the Federal Reserve’s interest rate cuts and the announcement of a “phase one” trade agreement between the U.S. and China.

■	The Communications & Technology Fund posted a 33.95% return in 2019 and handily outperformed its benchmark.

■	Large-cap internet stocks in the U.S. and China were leading contributors, along with companies that own towers that house equipment for cellular networks. Our biggest detractors included internet holdings that came under pressure from earnings misses.

■	Effective November 7, 2019, Jim Stillwagon joined Paul Greene as co-portfolio manager of the T. Rowe Price Communications & Technology Fund, marking the start of a transition process that will culminate with Jim assuming full responsibility for the strategy on April 1, 2020. Paul looks back at the fund’s history and explains why he believes it’s in good hands going forward.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Management’s Discussion of Fund Performance

Fellow Shareholders

Your fund bounced back after declining in 2018, delivering strong absolute returns and outperforming the Lipper index in 2019. Our positions in companies that own towers that house wireless network equipment continued their strong run, benefiting from the impending 5G rollout in the U.S. and lower interest rates that boosted the value of their growing dividends. Overweight positions in large-cap U.S. internet stocks also lifted the portfolio’s performance.

Despite the uncertainty and bouts of volatility created by news flow related to federal antitrust inquiries into Amazon.com, Facebook, and Alphabet (Google’s parent company), solid financial results and continued business momentum helped these stocks deliver strong returns in 2019. However, the valuation multiples of these companies did not expand, likely reflecting the overhang from increased regulatory scrutiny. (Please refer to the portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

While the fund performed well in 2019, not owning Apple was a missed opportunity. In addition to the appeal of the mega-cap technology company’s scale, free cash flow, and strong balance sheet, the stock likely benefited from the rotation out of large-cap U.S. internet names that came under pressure from risks related to increased regulatory scrutiny. Enthusiasm surrounding the latest iPhone and the upcoming launch of 5G-enabled smartphones also provided narrative support to the stock. Our decision to not own Apple reflects our preference for companies that we believe can sustain a higher rate of core growth because of their durable and differentiated platforms or infrastructure. We believe the names in our investment universe that exhibit these qualities have the potential to deliver better returns over the long term. We did not find Apple’s growth story as durable and compelling. All of the stock’s strong performance last year came from its valuation multiple expansion (as opposed to meaningful earnings growth), creating a high bar of expectations.

We feel good about the portfolio’s positioning heading into 2020, with the setup for some of our largest holdings appearing more constructive than in past years.

Although we acknowledge that regulatory uncertainty creates headline risk and could remain an overhang for the largest U.S. internet players, these platforms delivered strong business and financial results last year while continuing to innovate and invest in future growth opportunities. In our view, these tech giants have many levers to pull to unlock value for shareholders and drive sustainable growth. Even if valuation multiples do not expand in the coming year, we believe solid growth in the underlying businesses should help the stocks to grind higher.

Regardless of the macroeconomic developments that come our way, we remain confident in our focus on compounders and construction of a portfolio that balances innovative disruptors with exposure to established businesses that generate significant cash flow. As always, we will remain opportunistic, with an eye toward long-term value creation.

PERFORMANCE COMPARISON

The Communications & Technology Fund returned 33.95% in the 12 months ended December 31, 2019. The fund again outpaced the Lipper Telecommunication Funds Average by a wide margin, and its long-term relative performance remained exceptional, making it one of the top two funds in its Lipper category over the standard longer-term time periods ended December 31, 2019. Based on cumulative total return, Lipper ranked the Communications & Technology Fund 4 of 31 (its I Class counterpart ranked third), 2 of 28 (its I Class counterpart ranked first), 1 of 27, and 1 of 24 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2019, respectively. (Returns for I Class shares varied, reflecting their different fee structure. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Global stocks produced double-digit returns in 2019, as equities rebounded strongly from deep losses in the fourth quarter of 2018. Despite periods of volatility driven by concerns of slowing global growth, investor optimism ultimately pushed markets higher, particularly in the fourth quarter, as developments in U.S.-China trade negotiations, the UK election, and accommodative central bank policy helped remove a level of uncertainty that had persisted throughout the year.

U.S. stocks surged during the year, driven in part by the Federal Reserve’s decision to reduce rates three times, starting in July. The announcement that the U.S. and China potentially had reached a “phase one” trade agreement propelled equities higher in both countries and in many Asian emerging markets.

Within our investment universe, the semiconductor subsector benefited from improving inventory levels in memory chips and other markets, optimism surrounding the build-out of 5G networks, and apparent progress on trade talks between the U.S. and China. Software stocks posted strong gains for the year, though high-growth names suffered broad-based profit taking in the third quarter, and high bars of expectations meant that the market punished companies for even the slightest misstep or signs that growth might be slowing.

The launch of several high-profile streaming video services—including offerings from Apple and Walt Disney—sparked some concerns that Netflix, the first mover and global leader in this space, could experience higher customer churn and escalating content costs. In our view, the big loser from the streaming wars likely won’t be Netflix, which has built considerable scale and is on the right side of secular trends. However, the proliferation of viable streaming video-on-demand options could accelerate cord-cutting pressure on traditional media companies.

PORTFOLIO REVIEW

The portfolio’s overweight positions in large-cap internet stocks added significant value in 2019. Facebook was the portfolio’s top absolute contributor. The social media giant, which also operates the popular Instagram and WhatsApp services, reported a strong run of quarterly results that showed no signs of users or advertisers abandoning its platforms. We continue to monitor regulatory developments and acknowledge that news on this front could increase volatility in Facebook’s stock. However, we believe the company has multiple levers it can pull to create value for shareholders, especially now that management appears to be refocused on innovation after a period of heavy investment to address concerns about data privacy and content issues. In our view, Facebook’s massive user base and strong engagement metrics, coupled with its ad monetization and targeting capabilities, should help it capture a sizable chunk of the secular growth in online advertising, an opportunity that our research suggests still has significant room to run. Outside of Facebook’s eponymous social network, the rollout of e-commerce capabilities on Instagram and the monetization of messaging have the potential to be big upside drivers over the long term.

On an absolute basis, the performance contribution from Amazon.com followed closely on the heels of Facebook, though much of this upside came in the first half of the year. Over the final six months of 2019, the stock dipped and then treaded water after the e-commerce giant posted two consecutive quarters in which revenue growth in its cloud business moderated and operating earnings were pressured by higher costs related to the expansion of its one-day shipping program. We expect the company’s logistics investments to pay off in the form of higher volumes, while we do not believe the slowdown in Amazon Web Services reflects a fundamental shift in the sustainability of that segment’s growth prospects. Amazon.com remained the portfolio’s largest holding in 2019, reflecting our conviction in its potential to compound earnings over the long haul. In our view, the scale and strength of Amazon.com’s retail and public cloud businesses, coupled with its strong balance sheet and forward-looking management team, give the company the necessary resources to drive innovation and sustain growth.

Alibaba Group Holding’s stock pulled back in the second quarter on the breakdown in U.S.-China trade negotiations and the company’s plan to step up spending and delay monetization of its recommendation feed as part of its push to build its user base in lower-tier Chinese cities. Ultimately, the stock recovered this lost ground and finished the year with a sizable gain, lifted by its resilient financial results in a challenging macroeconomic environment and increasing optimism regarding a “phase one” trade agreement between the U.S. and China. In our view, the company’s rich data on user behavior across its different but complementary services create ample opportunity for monetization, while its leadership in online retail and fintech offers exposure to rising household incomes in China and other emerging markets. We think Alibaba’s efforts in cloud services and offline retail could also create value for shareholders over the long term.

We believe the large-cap internet companies in which we have invested have a leg up in pursuing innovations in machine learning and artificial intelligence by virtue of their size, computing power, and internal talent. However, some of the fund’s strongest absolute returns in 2019 came from companies that own critical, but decidedly low-tech, communication infrastructure: the towers that house the equipment underpinning the leading wireless carriers’ networks. We view these high-quality businesses as long-term earnings compounders that stand to benefit from the rollout of 5G networks and the secular trend toward growing consumption of wireless data. American Tower and Crown Castle International round out the portfolio’s top five contributors in 2019, as these stocks received a lift from generally solid quarterly results and declining interest rates that increase the value and appeal of these real estate investment trust’s dividend payments.

Some of the portfolio’s biggest detractors also came from the internet subsector, though modest position sizes helped to limit the damage. (We discussed various reasons why the portfolio holds small positions in our semiannual letter.)

ANGI Homeservices operates complementary online platforms, HomeAdvisor and Angie’s List, that help to pair homeowners with plumbers, roofers, landscapers, and other local service providers. The stock plunged after the company reported quarterly results that took a hit from higher customer acquisition costs on Google and ongoing challenges matching service requests with providers. We exited ANGI Homeservices in favor of investment ideas that we believe offer better risk/reward profiles.

Duluth Holdings was the second-largest detractor on the year. The apparel brand, which specializes in casual and work wear, generates the bulk of its direct sales through its website. The stock plunged on weakness in direct sales, concerns about the productivity of its brick-and-mortar locations, and heavy promotional activity that boosted sales but pressured margins.

Baidu operates China’s dominant search engine as well as its leading application store and maps product. The company’s quarterly results suffered from weak advertising demand among small and mid-size businesses, a product of the uncertain economic outlook. Emerging platforms also continue to take market share from Baidu. We eliminated this position.

Tencent Music Entertainment’s stock pulled back on the loss of sub-licensing revenue from Alibaba and concerns that its social entertainment segment, which includes live streaming and online karaoke, could face increased competition from short-form video. We believe Tencent Music Entertainment’s percentage of paid subscribers should accelerate as the company pushes streaming music over paying for downloads by transitioning popular content behind a paywall.

The Value of a Strong Team
In many ways, the past year brought more of the same for your fund. Our time-tested investment process and portfolio that balances rapidly growing innovators and steady compounders chalked up another year of strong returns. The fund’s turnover rate also remained on the low side, reflecting our bias toward quality businesses that we believe can create value for shareholders over a longer time frame.

However, we did announce one important change on November 7, 2019: Effective that day, Jim Stillwagon joined me as co-portfolio manager of the T. Rowe Price Communications & Technology Fund, marking the start of a thoughtful transition process that will culminate with Jim assuming full responsibility for overseeing the strategy on April 1, 2020. At that time, I will become associate portfolio manager for the T. Rowe Price U.S. Large-Cap Core Growth Strategy and the T. Rowe Price Blue Chip Growth Fund.

Before introducing Jim, I’d like to express what a pleasure it has been working with the T. Rowe Price media and telecom team for the past 13-plus years. I also want to thank you, my fellow shareholders, for your trust in the more than six years that I managed your fund. It has been a true honor and a privilege.

Over the 15 years ended December 31, 2019, the T. Rowe Price Communications & Technology Fund generated an annualized return of 14.88%, handily outperforming the annualized returns posted by the Lipper Telecommunication Funds Average (5.45%) and the S&P 500 Index (9.00%).

This consistent outperformance reflects the quality of the team.

When I started at T. Rowe Price in 2006, I had the good fortune to join a talented media and telecom team that included Rob Bartolo, Henry Ellenbogen, and Dan Martino—great investors who taught me so much and shaped my own process and philosophy. I am grateful to Rob, Henry, and Dan for preparing me for my time as portfolio manager of your fund. When I took the reins in 2013, I felt the responsibility of sustaining the fund’s strong performance record—not only through sound capital allocation but also by maintaining a strong team and positioning the next portfolio manager for success.

As my transition to a new role approaches, I am pleased that we have a strong team in place and a highly capable investor to helm the fund.

Jim Stillwagon and I first met several years ago while traveling to visit companies. As I got to know Jim, I thought he would fit in well with the culture at T. Rowe Price and was excited when he did his part by passing our intensive interview process with flying colors. He slotted in quickly, and his work ethic, intellectual rigor, and excellent stock-picking have earned him considerable trust from the investment team.

Jim brings 11 years of investment experience to the role and has covered a wide range of subsectors within our investment universe, including cable and tower companies, among others. During his two years at T. Rowe Price, he’s been our lead analyst on media companies and partnered with me in covering the internet subsector. Of late, he has been focused on picking up the remainder of the U.S. internet names under my purview, including Alphabet, Amazon.com, Facebook, and Booking Holdings—all of which featured prominently in the portfolio. Once this transition is complete, Jim will be the lead analyst on stocks that, as of year-end, constituted about 34% of the fund’s assets, carrying on the tradition of being a player-coach for the team.

Although this might be your first introduction to Jim, he has already added meaningful value to your fund, both as an analyst contributing investment ideas to the portfolio and as my trusted counsel. Jim and I interact on a daily basis, spending hours discussing the ins and outs of different investments both in the office and when we’re on the road visiting companies. I fully expect this collaboration to continue even as I transition to a new role.

It has been my honor to manage the T. Rowe Price Communications & Technology fund over the past six-plus years. Thank you for the trust that you placed in me and our team over that period. As Jim takes over the reins, I look forward to many years ahead as a fellow shareholder in the fund.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

January 17, 2020

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Securities of companies in the same industry may decline in price at the same time due to industry-specific developments, as these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Since the fund is focused on industries related to communications and technology, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in these industries are subject to the additional risks of rapid obsolescence of their products or services, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks compared with stocks of larger companies.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/19
Amazon.com	12.9%
Facebook	6.8
American Tower	6.6
Alibaba Group Holding	6.6
Alphabet	5.9
Crown Castle International	5.2
T-Mobile US	4.6
Comcast	4.0
Booking Holdings	3.9
Netflix	3.9
Tencent Holdings	3.7
PayPal Holdings	3.1
Charter Communications	2.7
SBA Communications	2.4
Verizon Communications	2.2
ServiceNow	1.9
Equinix	1.5
Liberty Broadband	1.5
Atlassian	1.4
Coupa Software	1.3
VeriSign	1.2
Sea	1.0
Altice USA	0.8
Microsoft	0.8
Trainline	0.8
Total	**86.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/19

Best Contributors		Worst Contributors	
Alibaba Group Holding	162¢	Netflix	-50¢
Alphabet	139	Amazon.com	-40
American Tower	98	Slack Technologies	-24
Crown Castle International	65	PayPal Holdings	-23
Charter Communications	63	ANGI Homeservices**	-20
Facebook	50	Workday	-17
Booking Holdings	43	Pagerduty	-16
Comcast	34	Atlassian	-15
Liberty Broadband	31	Tencent Music Entertainment	-13
T-Mobile US	31	VeriSign	-13
Total	**716¢**	**Total**	**-231¢**

12 Months Ended 12/31/19

Best Contributors		Worst Contributors	
Facebook	304¢	ANGI Homeservices**	-32¢
Amazon.com	301	Duluth Holdings	-28
Alibaba Group Holding	274	Baidu**	-18
American Tower	271	Uber Technologies	-13
Crown Castle International	175	Tencent Music Entertainment	-10
Alphabet	161	Slack Technologies	-9
Charter Communications	140	Iliad**	-6
Comcast	129	Farfetch	-5
T-Mobile US	108	Fox***	-1
SBA Communications	99	RealReal*	-1
Total	**1,962¢**	**Total**	**-123¢**

*Position added.

**Position eliminated.

***Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 97.8%		
CONSUMER/RETAIL 0.6%		
Consumer Brands 0.2%		
Duluth Holdings, Class B (1)(2)	981,000	10,330
		10,330
Consumer Services 0.4%		
GSX Techedu, ADR (1)	440,815	9,636
TAL Education Group, ADR (1)(2)	403,200	19,434
		29,070
Total Consumer/Retail		39,400
FINANCIAL SERVICES 5.0%		
Other Financial Services 0.2%		
XP, Class A (1)	347,605	13,390
		13,390
Payments 4.8%		
ANT International, Class C, Acquisition Date: 6/7/18, Cost $67,333 (1)(3)(4)	12,002,332	77,175
One97 Communications, Acquisition Date: 12/3/19, Cost $8,203 (1)(3)(4)	32,222	8,203
PayPal Holdings (1)	1,875,000	202,819
StoneCo, Class A (1)(2)	541,520	21,601
		309,798
Total Financial Services		323,188
INDUSTRIALS 0.2%		
Transportation Technology Services 0.2%		
Uber Technologies (1)	360,626	10,725
Total Industrials		10,725
INTERNET 43.2%		
China Internet Media/Advertising 3.7%		
Tencent Holdings (HKD)	4,989,500	240,375
		240,375

China Internet Retail 6.6%		
Alibaba Group Holding, ADR (1)	2,021,134	428,683
		428,683
China Internet Services 0.6%		
Trip.com Group, ADR (1)	1,130,000	37,900
		37,900
Rest of World Internet Media/Advertising 1.0%		
Sea, ADR (1)(2)	1,587,593	63,853
		63,853
Rest of World Internet Retail 0.0%		
Farfetch, Class A (1)(2)	305,149	3,158
		3,158
Rest of World Internet Services 0.8%		
Trainline (GBP) (1)	7,264,495	49,202
		49,202
U.S. Internet Media/Advertising 12.6%		
Alphabet, Class A (1)	79,050	105,879
Alphabet, Class C (1)	204,753	273,759
Facebook, Class A (1)	2,132,800	437,757
		817,395
U.S. Internet Retail 13.7%		
Amazon.com (1)	453,000	837,071
Carvana (1)(2)	348,300	32,061
Chewy, Class A (1)(2)	312,733	9,069
RealReal (1)(2)	388,414	7,322
		885,523
U.S. Internet Services 4.2%		
Booking Holdings (1)	124,072	254,810
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(3)(4)	186,860	1,506
Redfin (1)(2)	657,781	13,906
		270,222
Total Internet		2,796,311

IT SERVICES 3.0%		
Data Centers 1.5%		
Equinix, REIT	168,056	98,094
		98,094
IT Services 1.5%		
Amadeus IT Group, A Shares (EUR)	203,439	16,661
VeriSign (1)	407,300	78,479
		95,140
Total IT Services		193,234
MEDIA & ENTERTAINMENT 5.2%		
Direct-to-Consumer Subscription Services 4.8%		
Netflix (1)	775,080	250,792
Spotify Technology (1)(2)	220,200	32,931
Tencent Music Entertainment Group, ADR (1)	2,119,309	24,881
		308,604
Diversified Media 0.3%		
Walt Disney	144,810	20,944
		20,944
TV and Radio Broadcasting 0.1%		
Central European Media Enterprises, Class A (1)	1,756,526	7,957
		7,957
Total Media & Entertainment		337,505
SEMICONDUCTORS 0.6%		
Processors 0.6%		
NVIDIA	162,900	38,330
Total Semiconductors		38,330
SOFTWARE 8.1%		
Back-Office Applications Software 2.5%		
Avalara (1)	71,873	5,265
Bill.com Holdings (1)	46,683	1,776
Ceridian HCM Holding (1)(2)	531,974	36,110
Coupa Software (1)(2)	593,193	86,755

Workday, Class A (1)	196,400	32,298
		162,204
Collaboration and Productivity Software 3.9%		
Atlassian, Class A (1)(2)	739,599	89,003
ServiceNow (1)	446,849	126,155
Slack Technologies, Class A (1)(2)	989,103	22,235
Slack Technologies, Class B, Acquisition Date: 8/17/18, Cost $3,595 (1)(3)	301,988	6,789
Zoom Video Communications, Class A (1)	114,570	7,795
		251,977
Front-Office Applications Software 0.5%		
salesforce.com (1)	190,900	31,048
		31,048
Industry-Specific Software 0.1%		
nCino, Acquisition Date: 9/16/19, Cost $8,417 (1)(3)(4)	386,987	8,417
Toast, Acquisition Date: 11/14/18, Cost $558 (1)(3)(4)	20,287	559
		8,976
Infrastructure and Developer Tool Software 1.1%		
Datadog, Class A (1)(2)	160,214	6,053
Datadog, Class B, Acquisition Date: 5/7/19, Cost $2,591 (1)(3)	162,285	5,825
Microsoft	322,400	50,842
PagerDuty (1)(2)	372,996	8,724
		71,444
Total Software		525,649
TELECOM SERVICES 31.9%		
European Telecom 0.7%		
Vodafone Group (GBP)	23,617,963	45,852
		45,852
Rest of the World Telecom 0.2%		
Liberty Latin America, Class C (1)	665,156	12,944
		12,944
Towers 15.3%		
American Tower, REIT	1,872,500	430,338
Crown Castle International, REIT	2,389,468	339,663

Helios Towers (GBP) (1)	18,559,030	38,842
Sarana Menara Nusantara (IDR)	411,976,500	23,885
SBA Communications, REIT	646,300	155,752
		988,480
U.S. Cable/Satellite 9.0%		
Altice USA, Class A (1)	1,981,955	54,187
Charter Communications, Class A (1)	364,809	176,961
Comcast, Class A	5,703,400	256,482
Liberty Broadband, Class C (1)	756,416	95,119
		582,749
U.S. Wireless 6.7%		
T-Mobile US (1)	3,795,196	297,619
Verizon Communications	2,279,676	139,972
		437,591
Total Telecom Services		2,067,616
Total Common Stocks (Cost $2,268,750)		**6,331,958**
CONVERTIBLE PREFERRED STOCKS 1.9%		
INDUSTRIALS 0.3%		
Transportation Technology Services 0.3%		
Aurora Innovation, Series B, Acquisition Date: 3/1/19, Cost $12,597 (1)(3)(4)	1,363,230	12,597
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15, Cost $3,572 (1)(3)(4)	130,241	6,633
Total Industrials		19,230
INTERNET 1.1%		
China Internet Media/Advertising 0.2%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $12,010 (1)(3)(4)	243,670	12,010
		12,010
U.S. Internet Services 0.9%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $5,109 (1)(3)(4)	125,499	14,935
Airbnb, Series E, Acquisition Date: 7/14/15, Cost $3,047 (1)(3)(4)	32,734	3,895

SHORT-TERM INVESTMENTS 0.3%

Money Market Funds 0.3%

T. Rowe Price Treasury Reserve Fund, 1.59% (5)(6)	20,713,420	20,714
Total Short-Term Investments (Cost $20,714)		**20,714**

SECURITIES LENDING COLLATERAL 2.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 2.0%

Short-Term Funds 2.0%

T. Rowe Price Short-Term Fund, 1.79% (5)(6)	12,753,420	127,534
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		127,534
Total Securities Lending Collateral (Cost $127,534)		**127,534**

Total Investments in Securities	
102.0% of Net Assets (Cost $2,513,000)	**$ 6,602,205**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 3. All or a portion of this security is on loan at December 31, 2019.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $230,473 and represents 3.6% of net assets.
(4) See Note 2. Level 3 in fair value hierarchy.
(5) Seven-day yield
(6) Affiliated Companies
ADR American Depositary Receipts
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
IDR Indonesian Rupiah
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Communications & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the Communications & Technology Fund (Investor Class) and the Communications & Technology Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance Effective January 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2019, totaled $19,923,000 for the year ended December 31, 2019. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2019, the value of loaned securities was $126,035,000; the value of cash collateral and related investments was $127,534,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $458,532,000 and $372,490,000, respectively, for the year ended December 31, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and recharacterization of distributions. For the year ended December 31, 2019, the following reclassification was recorded:

Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $2,273,000 for T. Rowe Price Services, Inc.; and $546,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Communications & Technology Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Communications & Technology Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$1,124,000 from short-term capital gains,

■	$78,202,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Communications & Technology Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Paul Y. Cho (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Greg Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph B. Fath, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jacqueline L. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

James Stillwagon (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Partner, Cat Rock Capital (to 2016)

Verena E. Wachnitz, CFA (1978) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung, CFA (1979) Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Communications & Technology Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 20, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 20, 2020